Exhibit 1

EXECUTION VERSION

BMO COMMERCIAL MORTGAGE SECURITIES LLC

BMO 2026-C15 MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2026-C15

Underwriting Agreement

Dated as of August 14, 2026

BMO Capital Markets Corp. 151 West 42nd Street New York, New York 10036	UBS Securities LLC 11 Madison Avenue New York, New York 10010
Citigroup Global Markets Inc. 390 Greenwich Street New York, New York 10013	Wells Fargo Securities, LLC 30 Hudson Yards, 15th Floor New York, New York 10001
Deutsche Bank Securities Inc. One Columbus Circle New York, New York 10019	Academy Securities, Inc. 622 Third Avenue, 12th Floor New York, New York 10017
J.P. Morgan Securities LLC 270 Park Avenue New York, New York 10017	Bancroft Capital, LLC 501 Office Center Drive, Suite 130 Fort Washington, Pennsylvania 19034
KeyBanc Capital Markets Inc. 1301 Avenue of the Americas, 36th Floor New York, New York 10017	Drexel Hamilton, LLC 110 E. 42nd Street New York, New York 10017
Nomura Securities International, Inc. Worldwide Plaza 309 West 49th Street New York, New York 10019	Mischler Financial Group, Inc. 19800 MacArthur Blvd, Suite 600 Irvine, California 92612
SG Americas Securities, LLC 245 Park Avenue New York, New York 10167	Natixis Securities Americas LLC 1251 Avenue of the Americas New York, New York 10020

Ladies and Gentlemen:

BMO Commercial Mortgage Securities LLC, a Delaware limited liability company (the “Company”), proposes to cause the issuance of its BMO 2026-C15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-C15 (collectively, the “Certificates”), in multiple classes, under a Pooling and Servicing Agreement, dated as of August 1, 2026 (the

“Pooling and Servicing Agreement”), between the Company, as depositor, KeyBank National Association, as a master servicer (the “General Master Servicer”), National Cooperative Bank, N.A. (“NCB”), as a master servicer (in such capacity, the “NCB Master Servicer”), Rialto Capital Advisors, LLC, as a special servicer (the “General Special Servicer”), NCB, as a special servicer (in such capacity, the “NCB Special Servicer”), Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), Citibank, N.A., as certificate administrator (the “Certificate Administrator”), and Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), and proposes to sell the classes of Certificates specified on Schedule I hereto (collectively, the “Publicly Offered Certificates”) to BMO Capital Markets Corp. (“BMO Capital”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”), KeyBanc Capital Markets Inc. (“KeyBanc Capital”), Nomura Securities International, Inc. (“Nomura Securities”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”), Drexel Hamilton, LLC (“Drexel”), Mischler Financial Group, Inc. (“Mischler”) and Natixis Securities Americas LLC (“Natixis” and, together with BMO Capital, CGMI, DBSI, JPMS, KeyBanc Capital, Nomura Securities, SGAS, UBS Securities, Wells Fargo Securities, Academy, Bancroft, Drexel and Mischler, the “Underwriters”). The Certificates issued pursuant to the Pooling and Servicing Agreement will represent in the aggregate the entire beneficial ownership interest in the assets of a trust fund (the “Trust Fund”) primarily consisting of a segregated pool of 51 mortgage loans (collectively, the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans will be purchased by the Company from (i)  Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “BMO Mortgage Loan Purchase Agreement”), between the Company and BMO, (ii) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “CREFI Mortgage Loan Purchase Agreement”), between the Company and CREFI, (iii) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “GACC Mortgage Loan Purchase Agreement”), between the Company and GACC, (iv) JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Company and JPMCB, (v) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “Keybank Mortgage Loan Purchase Agreement”), between the Company and Keybank, (vi) NCB pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “NCB Mortgage Loan Purchase Agreement”), between the Company and NCB, (vii) Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “NREC Mortgage Loan Purchase Agreement”), between the Company and NREC, (viii) NWL Company, LLC (“NWL”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “NWL Mortgage Loan Purchase Agreement”), between the Company and NWL, (ix) Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “SMC Mortgage Loan Purchase Agreement”), between the Company and SMC, (x) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “SGFC Mortgage Loan Purchase Agreement”), between the Company and SGFC, (xi) UBS AG New York Branch (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2026 (the “UBS AG

Mortgage Loan Purchase Agreement”), between the Company and UBS AG, and (xii) Wells Fargo Bank, National Association (“WFB” and, collectively with BMO, CREFI, GACC, JPMCB, KeyBank, NCB, NREC, NWL, SMC, SGFC and UBS AG, the “Mortgage Loan Sellers”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “WFB Mortgage Loan Purchase Agreement”; and the BMO Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the JPMCB Mortgage Loan Purchase Agreement, the Keybank Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement, the NREC Mortgage Loan Purchase Agreement, the NWL Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement, the SGFC Mortgage Loan Purchase Agreement, the UBS AG Mortgage Loan Purchase Agreement and the WFB Mortgage Loan Purchase Agreement, collectively, the “Mortgage Loan Purchase Agreements”), between the Company and WFB, in each case in exchange for immediately available funds. This Underwriting Agreement (this “Agreement”) is to confirm the arrangements with respect to your purchase of the Publicly Offered Certificates. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Pooling and Servicing Agreement, as in effect on the Closing Date (as defined in Section 4(a) of this Agreement).

The Certificates also include certain classes thereof that are being privately offered and sold, which classes of Certificates will be sold by the Company to BMO Capital, CGMI, DBSI, JPMS, KeyBanc Capital, Nomura Securities, SGAS, UBS Securities, Wells Fargo Securities, Academy, Bancroft, Drexel, Mischler and Natixis pursuant to a Purchase Agreement dated as of August 14, 2026.

At or prior to the time when sales to purchasers of the Publicly Offered Certificates were first made, which: (a) was approximately 10:06 a.m. (Eastern Time) on August 14, 2026 with respect to the Class A-1, Class A-4, Class A-5, Class A-SB, Class A-S, Class B and Class C Certificates; and (b) was approximately 2:32 p.m. (Eastern Time) on August 14, 2026 with respect to the Class X-A and Class X-B Certificates (individually and collectively, subject to the last sentence of this paragraph, the “Time of Sale”), the Company had prepared or made available the following information (collectively, subject to the last sentence of this paragraph, the “Time of Sale Information”): (i) the Free Writing Prospectus (Structural and Collateral Term Sheet) dated August 10, 2026 filed with the Commission on August 10, 2026 (SEC Accession No. 0001539497-26-002134) (the “Term Sheet”), (ii) the Preliminary Prospectus (as defined in Section 1(a) of this Agreement), (iii) any prospectus supplements specifically relating to the Publicly Offered Certificates that were filed with the Commission in accordance with Rule 424(h) under the Securities Act of 1933, as amended (the “Securities Act”) at least 48 hours prior to the initial Time of Sale (each, a “Pre-Pricing Supplement”), and (iv) each additional Free Writing Prospectus identified on (including by affixing the first page thereof as) Annex A hereto. “Free Writing Prospectus” means a “free-writing prospectus” as defined pursuant to Rule 405 under the Securities Act. If, subsequent to the date of this Agreement, the Company and the Underwriters (x) determine that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (y) terminate their old purchase contracts and enter into new purchase contracts with investors in the Publicly Offered Certificates, then “Time of Sale Information” will refer to the information, including any information that corrects such material misstatements or omissions, conveyed to purchasers at the time of entry into the first such new purchase contract (“Corrective Information”) and “Time of Sale” will refer to the time and date on which such new purchase contracts were entered into.

1.                  The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)               A registration statement on Form SF-3 (Commission File No. 333-280224), relating to the Publicly Offered Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act, has been filed with the Securities and Exchange Commission (the “Commission”) and such registration statement, as amended, has become effective. The Company also has prepared and filed with the Commission a preliminary prospectus, dated August 10, 2026, specifically relating to the Publicly Offered Certificates (the “Preliminary Prospectus”), in accordance with Rule 424(h) and Rule 430D under the Securities Act. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424(b) under the Securities Act a prospectus specifically relating to the Publicly Offered Certificates (the “Prospectus”). The Company also has filed with, or proposes to file with, the Commission pursuant to Item 1111(h) and Item 1125 of Regulation AB under the Securities Act a Form ABS-EE (together with the exhibits thereto) with respect to each of the Preliminary Prospectus and the Prospectus, specifically relating to the Publicly Offered Certificates (the “Form ABS-EE”). Such registration statement, as amended at the time when it became effective, or if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, is hereinafter referred to as the “Registration Statement.” Any reference in this Agreement to the Registration Statement used in connection with the offering of the Publicly Offered Certificates, the Preliminary Prospectus or the Prospectus shall, in each case, be deemed to refer to and include any exhibits thereto and the documents incorporated by reference therein pursuant to Item 10(a) or 10(d) of Form SF-3 under the Securities Act, as of the effective date of the Registration Statement or the date of the Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Preliminary Prospectus and the Prospectus shall be deemed to refer to and include any documents filed after the date the Registration Statement became effective, after the date of the Preliminary Prospectus or after the date of filing of the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending or, to the Company’s knowledge, threatened by the Commission. The conditions to the use by the Company of a registration statement on Form SF-3 under the Securities Act, as set forth in the General Instructions to Form SF-3, have been satisfied or will be satisfied as of the date on which the Prospectus is required to be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the Registration Statement and the Prospectus. There is no request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information. There has been no notification with respect to the suspension of the qualification for sale of the Publicly Offered Certificates for sale in any jurisdiction or any proceeding for such purpose having been instituted or threatened;

(b)               As of its effective date or deemed effective date pursuant to Rule 430D under the Securities Act (the “Effective Date”), the Registration Statement conformed in all material respects to the requirements of the Securities Act, the Exchange Act, where applicable, and the rules and regulations of the Commission under the Securities Act or the Exchange Act (the “Rules and Regulations”), as applicable, and did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any Underwriter Information or Other Transaction Participant Information (each as defined below);

(c)               As of the date of the Preliminary Prospectus (or such later date of any Pre-Pricing Supplement), the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) conformed in all material respects to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and such document (as supplemented by any Pre-Pricing Supplement(s)) did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) the absence of pricing or price dependent information or (ii) any Underwriter Information or Other Transaction Participant Information;

(d)               As of the date of the Prospectus and as of the Closing Date, the Prospectus will conform in all material respects to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and such document does not include, and will not include, any untrue statement of a material fact and does not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any Underwriter Information or Other Transaction Participant Information;

(e)               The documents (other than any Form ABS-EE filed prior to the Closing Date) incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, as applicable, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and any further documents so filed and incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder; provided, however, that the Company makes no representations, warranties or agreements as to (A) the information contained in the Time of Sale Information, the Registration Statement or the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter on behalf of itself or the other Underwriters specifically for use in connection with the preparation of the Time of Sale Information, the Registration Statement or the Prospectus or any revision or amendment thereof or supplement thereto (the “Underwriter Information”), (B) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which any Mortgage Loan Seller has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between such Mortgage Loan Seller, the Underwriters, the Company and any other party thereto (collectively as to all the Mortgage Loan Sellers, the “Mortgage Loan Seller Information”), (C) any information contained in or omitted from the portions of the Time of Sale

Information, the Registration Statement or the Prospectus for which the General Master Servicer has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the General Master Servicer, the Underwriters, the Company and any other party thereto (the “General Master Servicer Information”), (D) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which the General Special Servicer has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the General Special Servicer, the Underwriters, the Company and any other party thereto (the “General Special Servicer Information”), (E) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which the NCB Master Servicer and the NCB Special Servicer have agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the NCB Master Servicer, the NCB Special Servicer, the Underwriters, the Company and any other party thereto (the “NCB Master Servicer and NCB Special Servicer Information”), (F) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which the Operating Advisor and Asset Representations Reviewer have agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the Operating Advisor and Asset Representations Reviewer, the Underwriters, the Company and any other party thereto (the “Operating Advisor and Asset Representations Reviewer Information”), (G) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which the Certificate Administrator has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the Certificate Administrator, the Underwriters, the Company and any other party thereto (the “Certificate Administrator Information”), (H) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which the Trustee has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the Trustee, the Underwriters, the Company and any other party thereto (the “Trustee Information”), (I) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which Trimont LLC (the “Trimont Outside Servicer”), as an outside servicer of certain Mortgage Loans, has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the Trimont Outside Servicer, the Underwriters, the Company and any other party thereto (the “Trimont Outside Servicer Information”), (J) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which CWCapital Asset Management LLC (the “CWCAM Outside Special Servicer”), as an outside special servicer of certain Mortgage Loans, has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the CWCAM Outside Special Servicer, the Underwriters, the Company and any other party thereto (the “CWCAM Outside Special Servicer Information”), or (K) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which RREF V - D AIV RR H, LLC (the “TPP”) has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the TPP, the Underwriters, BMO, the Company and any other party thereto (the “TPP Information”; and the Mortgage Loan Seller Information, the General Master Servicer Information, the General Special Servicer Information, the NCB Master Servicer

and NCB Special Servicer Information, the Operating Advisor and Asset Representations Reviewer Information, the Certificate Administrator Information, the Trustee Information, the Trimont Outside Servicer Information, the CWCAM Outside Special Servicer Information and the TPP Information, collectively, the “Other Transaction Participant Information”) (the indemnification agreements referred to in the foregoing clauses (B) through (K), including in the case of clause (B), the indemnification agreements for all of the Mortgage Loan Sellers, the “Indemnification Agreements”). The parties acknowledge and agree that the Underwriter Information shall consist solely of the fifth paragraph (but only the first and the third sentences thereof), the eighth paragraph (but only the first ten sentences thereof) and the ninth paragraph (but solely as to affiliations with the Underwriters discussed in such paragraph) of the section of each of the Prospectus and the Preliminary Prospectus entitled “Plan of Distribution (Underwriter Conflicts of Interest)”, the first paragraph (but only the second, third, fourth, fifth, sixth and seventh sentences thereof) under the heading “Risk Factors—Risks Relating to Conflicts of Interest—Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests” in each of the Prospectus and the Preliminary Prospectus and the third to last paragraph (commencing “The offered certificates will be offered by . . . .”) on the cover page of each of the Prospectus and the Preliminary Prospectus;

(f)                Since the date as of which information is given in the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement) or the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a change, that would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement;

(g)               The Time of Sale Information did not at the Time of Sale, does not and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to (i) the absence of pricing or price dependent information or (ii) any Underwriter Information or Other Transaction Participant Information. The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the Company expressly for use in the Time of Sale Information other than Underwriter Information contained in the Preliminary Prospectus;

(h)               The Company (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Publicly Offered Certificates other than (i) the Prospectus and the Preliminary Prospectus, (ii) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (iii) any supplement to the Preliminary Prospectus that may be required to be filed with the Commission under Rule 424(h)(2) under the Securities Act, (iv) the Term Sheet and (v) each other written communication of the Company or its agents and representatives approved by the Underwriters either in writing in advance or in any other manner mutually agreed by the Underwriters and the Company (each such communication referred to in clause (iv) and this clause (v) constituting an “issuer free writing prospectus”, as defined in Rule 433(h) under the Securities Act, being referred to herein as an “Issuer Free Writing Prospectus”). Each such Issuer Free Writing Prospectus conformed or, if used after the date hereof, will conform, in all material respects with the Securities Act and the rules and regulations promulgated thereunder, has been filed or will be filed in accordance with Section 11 (to the extent required thereby) and did not at the Time of Sale, does not and at the Closing Date will not, contain any untrue statement of a material fact or (when read in conjunction with the other Time of Sale Information) omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to (i) the absence of pricing or price dependent information or (ii) any Underwriter Information or Other Transaction Participant Information. The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the Company expressly for use in any Issuer Free Writing Prospectus;

(i)                 The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has all requisite power and authority (limited liability company and other, including, without limitation, all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies) to own its properties and to conduct its business as now conducted by it and as described in the Prospectus, and is duly qualified as a foreign entity in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company or its execution and performance of the terms of this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement;

(j)                 This Agreement has been duly authorized, executed and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity, and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law or considerations of public policy;

(k)               At the Time of Delivery (as defined in Section 4 of this Agreement) the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will have been duly authorized, executed and delivered by the Company. At the Time of Delivery, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity;

(l)                 When the Publicly Offered Certificates are issued, executed, authenticated and delivered pursuant to this Agreement, the Mortgage Loan Purchase Agreements and/or the Pooling and Servicing Agreement, the Publicly Offered Certificates will have been duly authorized, executed, authenticated, issued and delivered, fully paid and nonassessable and will be entitled to the benefits of the Pooling and Servicing Agreement; and the Publicly Offered Certificates and the Pooling and Servicing Agreement will conform to the descriptions thereof in the Prospectus;

(m)             The issue and sale or other delivery of the Certificates, the compliance by the Company with all of the provisions of this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, and the consummation of the transactions herein and therein contemplated, (1) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (2) will not result in any violation of the provisions of the limited liability company agreement or the certificate of formation of the Company or any statute, rule or regulation or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, or any of its properties, and (3) except as contemplated by the Pooling and Servicing Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument referred to in the immediately preceding clause (1). No consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company, or any of its properties, is required for the authorization, issue and sale of the Publicly Offered Certificates or the consummation by the Company of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreements except such as have been obtained under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws in connection with the purchase and offering of the Publicly Offered Certificates by the Underwriters;

(n)               The statements set forth in the Prospectus under the caption “Description of the Certificates,” insofar as they purport to constitute a summary of the terms of the Publicly Offered Certificates and insofar as they purport to describe the provisions of the documents referred to therein, are accurate, in all material respects;

(o)               Other than as set forth or contemplated in the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) or in the Prospectus, there are no legal or governmental actions, proceedings or investigations pending to which the Company is a party or to which the Company or any property of the Company is subject that are required to be described in the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) or the Prospectus or that, if determined adversely to the Company, would individually or in the aggregate (i) have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of the Company, and, to the best of the Company’s knowledge, no such actions, proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others, (ii) invalidate this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Certificates, (iii) prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement, (iv) materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability against the Company of, this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Certificates or (v) adversely affect the federal income tax attributes of the Publicly Offered Certificates described in the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) or the Prospectus;

(p)               At the Time of Delivery, the Company will own all right, title and interest in and to the Mortgage Loans transferred to it by the Mortgage Loan Sellers, free and clear of any lien, mortgage, pledge, charge, security interest, adverse claim or other encumbrance;

(q)               At the Time of Delivery, the Company will have full power and authority to sell and deliver all of its right, title and interest in and to the Mortgage Loans to the Trustee under the Pooling and Servicing Agreement and, at the Time of Delivery, will have duly authorized such assignment and delivery to the Trustee by all necessary action;

(r)                At the Time of Delivery, the Company will have duly and validly assigned and delivered all of its rights, title and interest in and to the Mortgage Loans to the Trustee;

(s)                Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Publicly Offered Certificates will have been paid at or prior to the Time of Delivery;

(t)                 Neither the Company nor the Trust Fund is, and neither the sale of the Publicly Offered Certificates in the manner contemplated by the Prospectus nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Company or the Trust Fund to be (i) required to be registered as an “investment company” or (ii) under the control of an “investment company”, in the case of clauses (i) and (ii), as such terms are defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Trust Fund is not required to be registered under the Investment Company Act in reliance on Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act. The Trust Fund was structured so as not to constitute a “covered fund” for purposes of the regulations adopted to implement Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

(u)               There are no contracts, indentures or other documents of a character required by the Securities Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement, the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto;

(v)               Under generally accepted accounting principles and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the sale of the Publicly Offered Certificates to the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Publicly Offered Certificates;

(w)             The consideration received by the Company upon the sale of the Publicly Offered Certificates to the Underwriters will constitute reasonably equivalent value and fair consideration for the Publicly Offered Certificates. The Company will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Publicly Offered Certificates to the Underwriters. The Company is not selling the Publicly Offered Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Company;

(x)               The Company has not relied on the Underwriters for any tax, regulatory, accounting or other advice with respect to compliance with or registration under any statute, rule or regulation of any governmental, regulatory, administrative or other agency or authority. The Company acknowledges and agrees that: (i) the terms of this Agreement and the offering (including the price of the Publicly Offered Certificates) were negotiated at arm’s length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and any Underwriter has been or will be created as a result of any of the transactions contemplated by this Agreement, irrespective of whether any Underwriter has advised or is advising the Company on other matters; (iii) the Underwriters’ obligations to the Company in respect of the offering, and the purchase and sale, of the Publicly Offered Certificates are set forth in this Agreement in their entirety; (iv) the Company has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters; and (v) the Company will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company in connection with the transactions contemplated hereby or the process leading thereto;

(y)               The Company is not, and on the date on which the first bona fide offer of the Publicly Offered Certificates is made (within the meaning of Rule 164(h)(2) under the Securities Act) will not be, an “ineligible issuer,” as defined in Rule 405 under the Securities Act;

(z)               The Company or an affiliate thereof has executed and delivered a written representation to each Rating Agency that it will take the actions specified in paragraphs (a)(3)(iii)(A) through (E) of Rule 17g-5 under the Exchange Act (“Rule 17g-5”), and the Company or such affiliate thereof has complied, and will hereafter comply, with each such representation;

(aa)            The Company has not obtained (and, through and including the Closing Date, will not obtain) any third party due diligence report contemplated by Rule 15Ga-2 under the Exchange Act (each, a “Due Diligence Report”) in connection with the transactions contemplated by this Agreement and the Prospectus other than the agreed-upon procedures reports (collectively, the “Accountants’ Third-Party Due Diligence Reports”) obtained from Deloitte & Touche LLP and Ernst & Young LLP (collectively, the “Accounting Firms”), which were engaged to provide procedures involving (i) a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans, and (ii) a comparison or recalculation of certain information regarding underwritten cash flow with respect to the Mortgaged Properties to information in the underwriting files and certain other source documents relating to the Mortgaged Properties; and, except for the Accounting Firms with respect to the Accountants’ Third-Party Due Diligence Reports, the Company has not employed (and, through and including the Closing Date, will not employ) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act (“Due Diligence Services”) in connection with the transactions contemplated by this Agreement and the Prospectus. The Accounting Firms have consented to the use of the Accountants’ Third-Party Due Diligence Reports in the preparation of a Form 15G (as defined below) furnished on EDGAR as required by Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”);

(bb)           The Company (A) prepared a report on Form ABS-15G (a “Form 15G”) containing the findings and any conclusions of the Accountants’ Third-Party Due Diligence Reports and meeting all other requirements of that Form 15G and Rule 15Ga-2; (B) provided a copy of the final draft of such Form 15G to the Underwriters (provided that, in the case of any Underwriter, such Underwriter has been identified to the Company by the Accounting Firms as an addressee or a “Specified Party”) at least five (5) business days before the date hereof; and (C) furnished such Form 15G to the Commission on EDGAR at least five (5) business days before the date hereof as required by Rule 15Ga-2; and

(cc)            The certifications on Form ABS Due Diligence-15E (each, a “Form 15E”) received by the Company from the Accounting Firms in connection with the Due Diligence Services provided by the Accounting Firms were posted promptly after receipt on the Company’s Rule 17g-5 website as required by Rule 17g-5, and the Company has not received any other Form 15E from any party.

2.                  Each Underwriter represents and warrants to, and agrees with, the Company, that:

(a)               It has not offered, sold, distributed or otherwise made available, and will not offer, sell, distribute or otherwise make available, any Publicly Offered Certificates to any EU Retail Investor in the European Economic Area. For the purposes of this Section 2(a), (i) the expression “EU Retail Investor” means a person who is one (or more) of the following: (A) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); (B) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (C) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129, as amended; and (ii) the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Publicly Offered Certificates to be offered so as to enable an investor to decide to purchase or subscribe for the Publicly Offered Certificates;

(b)               It has not offered, sold, distributed or otherwise made available, and will not offer, sell, distribute or otherwise make available, any Publicly Offered Certificates to any UK Retail Investor in the United Kingdom (“UK”). For the purposes of this Section 2(b), (i) the expression “UK Retail Investor” means a person who is one or both of the following: (A) not a professional client as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014, as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended) and as amended, or (B) not a qualified investor as defined in Paragraph 15 of Schedule 1 to the Public Offers and Admissions to Trading Regulations 2024 (as amended); and (ii) the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Publicly Offered Certificates to be offered so as to enable an investor to decide to buy or subscribe for the Publicly Offered Certificates.

(c)               It has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”)) received by it in connection with the issue or sale of the Publicly Offered Certificates in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Trust.

(d)               It has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Publicly Offered Certificates in, from or otherwise involving the UK.

(e)               It has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell any Publicly Offered Certificates in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law of Japan, as amended, and any other relevant laws, regulations and ministerial guidelines of Japan.

(f)                It (y) has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any Publicly Offered Certificates (if they are not a “structured product” as defined in the Securities and Futures Ordinance (Cap. 571 of the laws of Hong Kong) (the “SFO”)) other than (a) to “professional investors” as defined in the SFO and any rules or regulations made under the SFO; or (b) in other circumstances which do not result in the document constituting a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the laws of Hong Kong) or which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 622 of the laws of Hong Kong); and (z) has not issued or distributed or had in its possession for the purposes of issue or distribution, and will not issue or distribute or have in its possession for the purposes of issue or distribution, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the Publicly Offered Certificates, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Publicly Offered Certificates which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the SFO and any rules or regulations made under the SFO.

(g)               It has not directly or indirectly issued, circulated or distributed the Preliminary Prospectus, Prospectus or any other documents or materials in connection with the offer or sale, or invitation for subscription or purchase, of the Publicly Offered Certificates, nor has it offered or sold, or made the subject of an invitation for subscription or purchase, the Publicly Offered Certificates, whether directly or indirectly, to persons in Singapore other than to an Institutional Investor (as defined in Section 4A(1)(C) of the Securities and Futures Act (Cap. 289) of Singapore (the “SFA”) (“Institutional Investor”)) pursuant to Section 304 of the SFA.

(h)               It has not offered or sold any Publicly Offered Certificates in the People’s Republic of China (excluding Hong Kong, Macau and Taiwan, the “PRC”) by means of the Preliminary Prospectus, Prospectus or any other document, provided that the Certificates may be available for purchase by investors resident in the PRC from outside the PRC, and it has not distributed or published the Preliminary Prospectus, Prospectus or any advertisement or other offering material in the PRC except under circumstances that will result in compliance with any applicable laws and regulations.

(i)                 It has not offered, sold or delivered any Publicly Offered Certificates, directly or indirectly, or offered or sold any Publicly Offered Certificates to any person for re-offering or resale, directly or indirectly in Korea or to any resident of Korea except pursuant to the Financial Investment Services and Capital Markets Act and the decrees and regulations thereunder, the Foreign Exchange Transaction Law and regulations thereunder and any other applicable laws, regulations and ministerial guidelines in Korea.

(j)                 It has not sold, and will not sell, Publicly Offered Certificates in Canada except to purchasers purchasing, or deemed to be purchasing, as principal that are Accredited Investors, as defined in National Instrument 45-106 Prospectus Exemptions or Subsection 73.3(1) of the Securities Act (Ontario), and are Permitted Clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

(k)               It has not provided, as of the date of this Agreement, and covenants with the Company that it will not provide, on or prior to the Closing Date, to any Rating Agency or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), any information, written or oral, relating to the Trust Fund, the Certificates, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any other information, that could be reasonably determined to be relevant to determining an initial credit rating for the Certificates (as contemplated by Rule 17g-5(a)(3)(iii)(C)), without the prior consent of the Company.

(l)                 It will not provide to any Rating Agency or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), any information, written or oral, relating to the Trust Fund, the Certificates, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any other information, that could be reasonably determined to be relevant to undertaking credit rating surveillance for the Certificates (as contemplated by Rule 17g-5(a)(iii)(3)(D)), without the prior consent of the Company.

(m)             Except for the Accountants’ Third-Party Due Diligence Reports, such Underwriter has not obtained (and, through and including the Closing Date, will not obtain) any Due Diligence Report in connection with the offering contemplated hereby and the Prospectus.  Except for the Accounting Firms with respect to the Accountants’ Third-Party Due Diligence Reports, such Underwriter has not employed (and, through and including the Closing Date, will not employ) any third party to engage in any activity that constitutes Due Diligence Services, and has not received a Form 15E from any party, in connection with the transactions contemplated by this Agreement and the Prospectus.

(n)               Each Underwriter (severally, but not jointly) represents and covenants that it has not, and will not, enter into any contract for the sale of any Publicly Offered Certificates (i) less than three business days after the filing of the Preliminary Prospectus, (ii) less than 48 hours after the date of the filing of any supplement to the Preliminary Prospectus with the Commission in accordance with Rule 424(h)(2) under the Securities Act, and (iii) less than five business days after the furnishing by the Company to the Commission, pursuant to Section 1(bb) of this Agreement, of the Form ABS-15G for the Accountants’ Third-Party Due Diligence Reports.

3.                  Subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price determined in accordance with Schedule II hereto, the principal balance or notional amount, as applicable, of the Publicly Offered Certificates in accordance with Schedule II hereto. Upon the authorization by you of the release of the Publicly Offered Certificates, the several Underwriters propose to offer the Publicly Offered Certificates for sale to the public (which may include selected dealers) upon the terms and conditions set forth in the Prospectus.

4.                  (a)  The Publicly Offered Certificates to be purchased by the Underwriters will be represented by one or more definitive global Certificates in book-entry form, which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver such Certificates to each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer to the Company of federal (same day) funds, by causing DTC to credit such Certificates to the respective accounts of the Underwriters at DTC. The Company will cause the certificates representing such Certificates to be made available to the Underwriters for checking at least twenty-four hours prior to the Time of Delivery at an office designated by the Underwriters (the “Designated Office”). The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on August 31, 2026, or such other time and date as the Underwriters and the Company may agree upon in writing. Such time and date are herein called the “Time of Delivery” and such date is herein called the “Closing Date.”

(b)               The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 of this Agreement, including the cross-receipt for the Publicly Offered Certificates and any additional documents requested by the Underwriters pursuant to Section 7(aa) of this Agreement, will be delivered at the offices of Orrick, Herrington & Sutcliffe LLP (“Orrick”) at 51 West 52nd Street, New York, NY 10019 (the “Closing Location”), and the Publicly Offered Certificates will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.                  The Company agrees with each of the Underwriters:

(a)               If required, to file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act not later than the applicable time specified therein by means reasonably calculated to result in filing with the Commission pursuant to such rule. The Company will advise the Underwriters promptly of any such filing pursuant to and within the time frames set forth in Rule 424(b). Subject to Section 11 of this Agreement, the Company will cause each Issuer Free Writing Prospectus to be transmitted for filing pursuant to Rule 433 under the Securities Act by means reasonably calculated to result in filing with the Commission pursuant to said rule;

(b)               Not to make any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus as amended or supplemented prior to the Closing

Date, or to prepare, use, authorize, approve, refer to or file any Issuer Free Writing Prospectus, without furnishing the Underwriters with a copy of the proposed form thereof and providing the Underwriters with a reasonable opportunity to review the same; and to advise the Underwriters, promptly after it receives notice thereof, of the issuance of any stop order by the Commission, of the suspension of the qualification of any of the Publicly Offered Certificates for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Preliminary Prospectus or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Publicly Offered Certificates or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

(c)               Promptly from time to time to take such action as the Underwriters may reasonably request in order to qualify the Publicly Offered Certificates for offering and sale under the securities laws of such states as the Underwriters may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Certificates; provided, that in connection therewith neither the Trust Fund nor the Company shall be required to qualify to do business, or to file a general consent to service of process in any jurisdiction; and provided, further, that the expense of maintaining any such qualification more than one year from the Closing Date with respect to the Publicly Offered Certificates shall be at the Underwriters’ expense;

(d)               To furnish without charge, to the extent the Company is reimbursed pursuant to the Mortgage Loan Purchase Agreements, the Underwriters with copies of the Registration Statement (including exhibits), copies of the Prospectus (as amended or supplemented), the Preliminary Prospectus (as amended or supplemented) and each Free Writing Prospectus (as amended or supplemented), and the Pooling and Servicing Agreement, in such quantities as the Underwriters may from time to time reasonably request; and if, before a period of 90 days shall have elapsed after the Closing Date, either (i) any event known to the Company shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason of which the Company is aware it shall be necessary during such same period to amend or supplement the Prospectus, as amended or supplemented, to notify each Underwriter and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as each Underwriter may from time to time reasonably request an amendment or a supplement to the Prospectus which will correct such statement or omission; and at any time 90 days or more after the Closing Date, upon such Underwriter’s request, but at such Underwriter’s own expense, and if such Underwriter is required by law to deliver a prospectus in connection with sales of any Publicly Offered Certificates, to prepare and deliver to the Underwriter as many copies as such Underwriter may request of an amended or supplemented prospectus complying with the Securities Act;

(e)               To make generally available to holders of the Publicly Offered Certificates as soon as practicable, but in any event no later than eighteen months after the Closing Date, an earnings statement of the Company complying with Rule 158 under the Securities Act and covering a period of at least twelve consecutive months beginning after the Closing Date;

(f)                So long as any of the Publicly Offered Certificates are outstanding, to cause to be furnished or otherwise made available to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of the Publicly Offered Certificates, and to deliver or otherwise make available or to cause to be delivered or otherwise made available to each Underwriter during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission; (ii) copies of each amendment to any of the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; and (iii) such additional information concerning the business and financial condition of the Company or the Trust Fund as each Underwriter may from time to time reasonably request; and

(g)               Not to be or become, or allow the Trust Fund to be or become, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

6.                  The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the Commission’s filing fees with respect to the Publicly Offered Certificates; (ii) the fees, disbursements and expenses of counsel and accountants for the Company in connection with the issuance of the Certificates and the related offering documents and all other expenses in connection with the preparation and printing of all amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement, any “blue sky” supplement and any term sheets, computational materials, any Issuer Free Writing Prospectus, the Preliminary Prospectus, any Pre-Pricing Supplement, the Prospectus and any other document produced in connection with the offering, purchase, sale and delivery of the Publicly Offered Certificates and all amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (iv) all expenses in connection with the qualification of the Publicly Offered Certificates for offering and sale under state securities laws as provided in Section 5(c) of this Agreement, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the “blue sky” supplement; (v) any fees charged by securities rating services for rating the Certificates; (vi) the upfront fees and expenses of each party to the Pooling and Servicing Agreement (other than the Company) and of any agent of any such other party, and the reasonable fees and disbursements of counsel for any such other party in connection with the execution and delivery of the Pooling and Servicing Agreement and the issuance of the Publicly Offered Certificates; (vii) the cost of preparing the Certificates; and (viii) all other costs and expenses incident to the performance of the Company’s obligations hereunder that are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6 and Section 8, Section 10 and Section 11 of this Agreement, each Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Publicly Offered Certificates by it and any advertising expenses connected with any offers it may make.

7.                  The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)               The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements, the Indemnification Agreements and all of the other agreements identified in such agreements shall have been duly entered into by all of the respective parties;

(b)               Orrick, special counsel to the Company, and in-house counsel to the Company shall each have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(c)               Orrick, special counsel to the Company, shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(d)               Counsel to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(e)               Counsel for each Mortgage Loan Seller satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(f)                Counsel for each Mortgage Loan Seller satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(g)               Counsel for the General Master Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(h)               Counsel for the General Master Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(i)                 Counsel for the General Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(j)                 Counsel for the General Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(k)               Counsel for the NCB Master Servicer and the NCB Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(l)                 Counsel for the NCB Master Servicer and the NCB Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(m)             Counsel for the Operating Advisor and Asset Representations Reviewer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(n)               Counsel for the Operating Advisor and Asset Representations Reviewer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(o)               Counsel for the Certificate Administrator satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(p)               Counsel for the Certificate Administrator satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(q)               Counsel for the Trustee satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(r)                Counsel for the Trustee satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(s)                Counsel for the Trimont Outside Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(t)                 Counsel for the CWCAM Outside Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(u)               Counsel for the TPP satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(v)               The independent accountants of the Company or other accountants acceptable to the Underwriters shall have furnished to the Underwriters a letter or letters containing statements and information of the type customarily included in accountants’ “comfort letters” and “agreed upon procedures letters” with respect to certain financial and statistical information contained in the Preliminary Prospectus, any Pre-Pricing Supplement(s), the Term Sheet and the Prospectus, in each case as to such matters as the Underwriters may reasonably request and in form and substance satisfactory to the Underwriters;

(w)             Since the respective dates as of which information is given in the Time of Sale Information as of the Time of Sale or in the Prospectus as amended prior to the Time of Delivery, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the Time of Delivery, the effect of which is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Publicly Offered Certificates on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus as first amended or supplemented;

(x)               On or after the date of this Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or any material disruption in commercial banking or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis or any change in the financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iii) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Publicly Offered Certificates on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus;

(y)               The Company shall have furnished or caused to be furnished to the Underwriters at the Time of Delivery certificates of its officers satisfactory to the Underwriters as to the accuracy in all material respects of its representations and warranties herein at and as of such Time of Delivery, as to the performance of all of its obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as the Underwriters may reasonably request;

(z)               The Underwriters shall have received evidence satisfactory to them that the Publicly Offered Certificates are rated in the rating category or categories as indicated in the Time of Sale Information by the rating agency or agencies specified therein;

(aa)            The Underwriters shall have received such further opinions, information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto and thereto shall be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel; and

(bb)           The Registration Statement shall be effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission and the Prospectus and each Free Writing Prospectus required to be filed by the Company pursuant to Section 11 shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) or Rule 433 under the Securities Act, as applicable.

8.                  (a)  The Company shall indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, expenses, claims, damages or liabilities, joint or several (and will reimburse each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, for any legal fees and other expenses incurred in connection with any suit, action, investigation or proceeding, liability or any claim asserted, as such fees and expenses are incurred), to which such Underwriter, its affiliates, directors and officers and each person, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement when such part became effective, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of any material fact contained in (1) the Preliminary Prospectus or any amendment or supplement thereto, (2) any other Time of Sale Information, (3) any Issuer Free Writing Prospectus or (4) any Issuer Information contained in any Underwriter Free Writing Prospectus, or the omission or alleged omission to state a material fact necessary to make the statements therein (in the case of clause (2) through (4) above, when read in conjunction with the other Time of Sale Information), in the light of the circumstances under which they were made, not misleading, which untrue statement or omission was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter at least one (1) Business Day prior to the Time of Sale (or in the case of any Corrective Information correcting information in the Preliminary Prospectus (as amended or supplemented), at least 48 hours (but, in any event, no less than one (1) Business Day) prior to the date of the Time of Sale) and, if such Corrective Information was so delivered, the subject loss, expenses, claim, damage or liability would not have resulted but for the fact that such Underwriter sold Publicly Offered Certificates to the person asserting such loss, expenses, claim, damage or liability without delivering to such person such Corrective Information prior to the Time of Sale; or (iv) any breach of the representation and warranty in Section 1(x) or Section 1(y); provided, however, that, in the case of clauses (i), (ii) and (iii) above, the Company shall not be liable in any such case to the extent that any such loss, expense, claim, damage or liability is caused by any such untrue statement or omission or alleged untrue statement or omission with respect to any Underwriter Information or Other Transaction Participant Information.

(b)               Each Underwriter shall, severally and not jointly, indemnify and hold harmless the Company and its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, expenses, claims, damages or liabilities to which the Company or its affiliates, directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, may become subject, under the Securities Act, the Exchange Act or otherwise, but only insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) untrue statements or alleged untrue statements of a material fact, or omissions or alleged omissions to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the Underwriter Information with respect to such Underwriter; and (ii) untrue statements or alleged untrue statements of a material fact in any Underwriter Free Writing Prospectus prepared by or on behalf of such Underwriter or omission or alleged omission to state in such Underwriter Free Writing Prospectus a material fact required to be stated therein or necessary in order to make the statements therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading, provided that no Underwriter shall be obligated to so indemnify and hold harmless the Company to the extent such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission with respect to any Issuer Information, or (B) information (other than the Underwriter Information) that is also contained in the Time of Sale Information.

(c)               Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such subsection (a) or (b), as the case may be, except to the extent that such omission to notify materially prejudices the indemnifying party (in which case the indemnifying party will be relieved of its indemnification obligation only to the extent of any loss caused by the indemnified party’s failure to provide notice) and in no event relieves it of liability it may otherwise have to any indemnified party. Upon request of the indemnified party, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding as incurred. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party shall not be liable to such indemnified party under subsection (a) or (b) of this Section 8 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation and other than under the circumstances described in clauses (i) through (iii) of the next sentence. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel reasonably satisfactory to the indemnified party (in which case the fees and expenses shall be paid as incurred by the indemnifying party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed). However, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing two sentences, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is obligated under this Section 8(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and

(ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement (i) provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement and (ii) does not require or contain a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of the indemnified party, without the consent of the indemnified party.

(d)               If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or Section 8(b) above in respect of any losses, expenses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Publicly Offered Certificates subject to this Agreement. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or the indemnified party failed to give the notice required under Section 8(c) of this Agreement, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Publicly Offered Certificates to the Underwriters (before deducting expenses) received by the Company bear to the total underwriting fees, discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information concerning the matter with respect to which the claim was asserted, and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute or deemed to contribute any amount in excess of the amount by which the total fees, purchase discounts and commissions received by such Underwriter in connection with the offering of the Publicly Offered Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligation under this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(e)               The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each affiliate, officer and director of any Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act; and the obligations of each Underwriter under this Section 8 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each affiliate, officer and director of the Company and to each Person, if any, who controls the Company within the meaning of the Securities Act.

(f)                The amount paid or payable by an indemnified party as a result of the losses, expenses, claims, damages or other liabilities (or actions in respect thereof) referred to in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, which expenses the indemnifying party shall pay as and when incurred at the request of the indemnified party. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment.

(g)               The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters as set forth in this Agreement shall remain in full force and effect, regardless of any investigations (or any statements as to the results thereof) made in connection with the issuance of the Publicly Offered Certificates by or on behalf of the Underwriters or any officer or director or controlling person of an Underwriter, or the Company, or any officer, director or controlling person of the Company and shall survive delivery of and payment for the Publicly Offered Certificates. The provisions of Section 6 of this Agreement and the indemnity and contribution agreements in this Section 8 shall survive the termination and cancellation of this Agreement.

(h)               Each Underwriter (the “Indemnifying Underwriter”) will indemnify and hold harmless the other Underwriters, each affiliate, officer and director of any such other Underwriter and each person, if any, who controls any such other Underwriter within the meaning of either the Securities Act or the Exchange Act (such indemnified parties, individually and collectively, the “Non-Indemnifying Underwriter”) from and against any and all losses, expenses, claims, damages or liabilities, joint or several, to which the Non-Indemnifying Underwriter becomes subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, common law or otherwise insofar as such losses, expenses, claims, damages or liabilities, (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission (when read in conjunction with the Time of Sale Information) to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading at the Time of Sale, contained in any Underwriter Free Writing Prospectus prepared by such Indemnifying Underwriter, (ii) any untrue statement or alleged untrue statement of a material fact regarding the Indemnifying Underwriter contained in the Underwriter

Information or the omission or alleged omission to state therein a material fact required to be stated therein regarding the Indemnifying Underwriter or necessary to make the statements therein regarding the Indemnifying Underwriter, in the light of the circumstances under which they were made, not misleading, or (iii) the failure of such Indemnifying Underwriter, or any member of its selling group, to comply with any provision of Section 11 of this Agreement, and agrees to reimburse such Non-Indemnifying Underwriter, as incurred for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, except to the extent such losses, claims, damages or liabilities are caused by a misstatement or omission resulting from an error or omission in the Issuer Information which was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter at least one (1) Business Day prior to the Time of Sale (or in the case of any Corrected Supplement, at least 48 hours (but, in any event, no less than one (1) Business Day) prior to the date of the Time of Sale), or in any Other Transaction Participant Information. This agreement will be in addition to any liability that any Underwriter may otherwise have.

9.                  (a)  If any Underwriter shall default in its obligation to purchase Publicly Offered Certificates which it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for any of them or another party or other parties to purchase such Certificates on the terms contained herein. If within thirty-six hours after such default by any Underwriter the non-defaulting Underwriters do not arrange for the purchase of such Certificates, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Underwriters to purchase such Certificates on such terms. In the event that, within the respective prescribed periods, the non-defaulting Underwriters notify the Company that they have so arranged for the purchase of such Certificates, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Certificates, the non-defaulting Underwriters or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the non-defaulting Underwriters may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Certificates.

(b)               If, after giving effect to any arrangements for the purchase of the Publicly Offered Certificates of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in Section 9(a) of this Agreement, the aggregate principal balance of such Publicly Offered Certificates which remains unpurchased does not exceed one-eleventh of the aggregate principal balance of all the Publicly Offered Certificates, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal balance of Publicly Offered Certificates which such non-defaulting Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal balance of Publicly Offered Certificates which such non-defaulting Underwriter agreed to purchase hereunder) of the Publicly Offered Certificates of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)               If, after giving effect to any arrangements for the purchase of the Publicly Offered Certificates of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in subsection (a) of this Section 9, the aggregate principal balance of such Publicly Offered Certificates which remains unpurchased exceeds one-eleventh of the aggregate principal balance of all the Publicly Offered Certificates, or if the Company shall not exercise the right described in subsection (b) of this Section 9 to require non-defaulting Underwriters to purchase Publicly Offered Certificates of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 of this Agreement and the indemnity and contribution agreements in Section 8 of this Agreement; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.              If this Agreement shall be terminated pursuant to Section 9 of this Agreement, the Company shall not be under any liability to any Underwriter except as provided in Section 6 and Section 8 of this Agreement; but if for any reason the Publicly Offered Certificates are not delivered by or on behalf of the Trustee as provided herein, other than by several Underwriters’ failure to comply with its obligations hereunder, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Publicly Offered Certificates, but the Company shall be under no further liability to any Underwriter with respect to such Certificates except as provided in Section 6 and Section 8 of this Agreement.

11.              (a)  The Underwriters may prepare and provide to prospective investors Free Writing Prospectuses (as defined below), or portions thereof, which the Company is required to file with the Commission in electronic format and will use reasonable efforts to provide to the Company such Free Writing Prospectuses, or portions thereof, in either Microsoft Word® or Microsoft Excel® format and not in a PDF, except to the extent that the Company, in its sole discretion, waives such requirements, subject to the following conditions (to which such conditions each Underwriter agrees (provided that no Underwriter shall be responsible for any breach of the following conditions by any other Underwriter)):

(i)                                                 Unless preceded or accompanied by the Prospectus, the Underwriters shall not convey or deliver any written communication to any person in connection with the initial offering of the Publicly Offered Certificates, unless such written communication (1) is made in reliance on Rule 134 under the Securities Act, (2) is made in reliance on Rule 172 under the Securities Act, (3) is the Time of Sale Information or the Prospectus or (4) constitutes a Free Writing Prospectus that does not constitute Time of Sale Information. The Underwriters shall not convey or deliver in connection with the initial offering of the Publicly Offered Certificates any materials in reliance on any “ABS informational and computational material,” as defined in Item 1101(a) of Regulation AB under the Securities Act (“ABS Informational and Computational Material”), in reliance upon Rules 167 and 426 under the Securities Act.

(ii)                                              Each Underwriter shall deliver to the Company, no later than two business days prior to the date of first use thereof or such later date as may be agreed to by the Company that allows the Company to satisfy the requirements of Rule 433 under the Securities Act, (a) any Free Writing Prospectus that was prepared by or on behalf of such Underwriter (an “Underwriter Free Writing Prospectus”) and that contains any “issuer information,” as defined in Rule 433(h) under the Securities Act and footnote 271 of the Commission’s Securities Offering Reform Release No. 33-8591 (“Issuer Information”) (which the parties hereto agree includes, without limitation, Mortgage Loan Seller Information), and (b) any Free Writing Prospectus or portion thereof prepared by or on behalf of such Underwriter that contains only a description of the final terms of the Publicly Offered Certificates. Notwithstanding the foregoing, any Free Writing Prospectus that contains only ABS Informational and Computational Materials may be delivered by an Underwriter to the Company not later than the later of (A) two business days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or such later date as may be agreed to by the Company or (B) the date of first use of such Free Writing Prospectus.

(iii)                                           Each Underwriter represents and warrants to the Company that the Free Writing Prospectuses to be furnished to the Company by such Underwriter pursuant to Section 11(a)(ii) of this Agreement will constitute all Free Writing Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Publicly Offered Certificates.

(iv)                                          Each Underwriter represents and warrants to the Company that each Free Writing Prospectus required to be provided by it to the Company pursuant to Section 11(a)(ii) of this Agreement did not, as of the Time of Sale, and will not as of the Closing Date, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading; provided however, that such Underwriter makes no representation to the extent such misstatements or omissions were the result of any inaccurate Issuer Information or Other Transaction Participant Information, which information was not corrected by Corrective Information subsequently supplied by the Company or any other party to the Pooling and Servicing Agreement or any Mortgage Loan Seller to such Underwriter within a reasonable period of time prior to the Time of Sale.

(v)                                             The Company agrees to file with the Commission the following:

(A)             Any Issuer Free Writing Prospectus;

(B)              Any Free Writing Prospectus or portion thereof delivered by any Underwriter to the Company pursuant to Section 11(a)(ii) of this Agreement;

(C)              Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications; and

(D)             Any ABS Informational and Computational Material that is not being treated as a Free Writing Prospectus.

(vi)                                          Any Free Writing Prospectus required to be filed pursuant to Section 11(a)(v)(C) of this Agreement by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

(A)             Any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the Publicly Offered Certificates shall be filed by the Company with the Commission within two days of the later of the date such final terms have been established for all classes of Publicly Offered Certificates and the date of first use;

(B)              Any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material shall be filed by the Company with the Commission not later than the later of the due date for filing the Prospectus relating to the Publicly Offered Certificates pursuant to Rule 424(b) under the Securities Act and two business days after the date of first use of such Free Writing Prospectus; and

(C)              Any Free Writing Prospectus required to be filed pursuant to Section 11(a)(v)(C) of this Agreement shall, if no payment has been made or consideration has been given by or on behalf of the Company for such Free Writing Prospectus or its dissemination, be filed by the Company with the Commission not later than four business days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(vii)                                       Each Underwriter (with the reasonable cooperation of the Company) shall file with the Commission, or provide to the Company at least 2 Business Days prior to the time such filing is required (and the Company shall file with the Commission), any Free Writing Prospectus (other than a Free Writing Prospectus required to be delivered to the Company pursuant to Section 11(a)(ii) of this Agreement) that is neither an Issuer Free Writing Prospectus nor contains Issuer Information and that is used or referred to by it and distributed by or on behalf of such Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

(viii)                                    Notwithstanding the provisions of Section 11(a)(vii) of this Agreement, each Underwriter shall file, or cause to be filed, with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Company or any other offering participant, not later than four business days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(ix)                                            Notwithstanding the provisions of Sections 11(a)(v) (other than Section 11(a)(v)(C)), 11(a)(vii) and 11(a)(viii) of this Agreement: (A) neither the Company nor any Underwriter shall be required to file (1) any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission, (2) any Free Writing Prospectus or portion thereof that contains a description of the Publicly Offered Certificates or the offering of the Publicly Offered Certificates which does not reflect the final terms thereof or (3) any Issuer Information contained in any Underwriter Free Writing Prospectus or Free Writing Prospectus of any other offering participant other than the Company, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that relates to the offering of the Publicly Offered Certificates; and (B) no Underwriter shall be required to file any Free Writing Prospectus to the extent that the information contained therein is included in a prospectus or Free Writing Prospectus previously filed that relates to the offering of the Publicly Offered Certificates.

(x)                                               The Company and the Underwriters each agree that any Free Writing Prospectuses prepared by it shall contain the following legend, or substantially equivalent legend that complies with Rule 433 of the Securities Act:

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-200-0266.

(xi)                                            In the event that the Company becomes aware that, as of the Time of Sale, the Preliminary Prospectus contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, the Company shall (i) notify the Underwriters thereof within one business day after discovery, (ii) prepare and deliver to the Underwriters a supplement to the Preliminary Prospectus that corrects the material misstatement or omission in the Preliminary Prospectus and that meets the requirements of Rule 424(h)(2) under the Securities Act (such supplement, a “Corrected Supplement”) and (iii) file such Corrected Supplement with the Commission in accordance with Rule 424(h) under the Securities Act. Upon receipt of such notice from the Company, the Underwriters shall:

(A)             Notify each investor in the Publicly Offered Certificates in a prompt fashion that any prior contract of sale with such investor has been terminated, and of such investor’s rights as a result of termination of such agreement;

(B)              Upon receipt of a copy of such Corrected Supplement from the Company, deliver, at least 48 hours prior to sending a new confirmation of sale to an investor in the Publicly Offered Certificates in accordance with Rule 15c2-8(b) under the Exchange Act, such Corrected Supplement to such investor;

(C)              Provide such investor with an opportunity to enter into a new contract of sale on the terms described in the Time of Sale Information (as updated by such Corrected Supplement); and

(D)             Comply with any other requirements for reformation of the original contract of sale, as described in Section IV.A.2.c of the Commission’s Securities Offering Reform Release No. 33-8591.

(xii)                                         The Company and each Underwriter agree to retain all Free Writing Prospectuses that they have used and that are not required to be filed pursuant to this Section 11 for a period of three years following the initial bona fide offering of the Publicly Offered Certificates.

(xiii)                                      (A) In the event that the Company becomes aware that, as of the Time of Sale, any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading (a “Defective Issuer Free Writing Prospectus”), the Company shall notify the Underwriters of such untrue statement or omission within one business day after discovery and the Company shall, if requested by the Underwriters, prepare and deliver to the Underwriters a Free Writing Prospectus that corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing Prospectus, a “Corrected Issuer Free Writing Prospectus”).

(B)              In the event that any Underwriter becomes aware that, as of the Time of Sale, any Underwriter Free Writing Prospectus delivered to an investor in any Publicly Offered Certificates contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading (together with a Defective Issuer Free Writing Prospectus, a “Defective Free Writing Prospectus”), such Underwriter shall notify the Company of such untrue statement or omission within one business day after discovery.

(C)              The Underwriters shall, if requested by the Company:

(1)               if the Defective Free Writing Prospectus was an Underwriter Free Writing Prospectus, prepare a Free Writing Prospectus that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (together with a Corrected Issuer Free Writing Prospectus, a “Corrected Free Writing Prospectus”);

(2)               either (i) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus prior to entering into a contract of sale with such investor, clearly identifying or highlighting the Corrective Information, or (ii) deliver the Corrected Free Writing Prospectus to each investor that received the Defective Free Writing Prospectus and has entered into a contract of sale, clearly identifying or highlighting the Corrective Information;

(3)               notify such investor in a prominent fashion that the prior contract of sale with the investor has been terminated, and of the investor’s rights as a result of termination of such agreement;

(4)               provide such investor with an opportunity to affirmatively agree to purchase the Publicly Offered Certificates on the terms described in the Corrected Free Writing Prospectus; and

(5)               comply with any other requirements for reformation of the original contract of sale with such investor, as described in Section IV.A.2.c of Commission’s Securities Offering Reform Release No. 33-8591.

(D)             In the event that the Defective Free Writing Prospectus was an Issuer Free Writing Prospectus, and the Underwriters shall in good faith incur any costs to an investor in connection with the reformation of the contract of sale with the investor, the Company agrees to reimburse the Underwriters for such costs; provided that, before incurring such costs, the Underwriters first permit the Company access to the applicable investor and an opportunity to attempt to mitigate such costs through direct negotiation with such investor.

(xiv)                                     Each Underwriter covenants with the Company that after the Prospectus is available such Underwriter shall not distribute any written information concerning the Publicly Offered Certificates to a prospective investor unless such information is preceded or accompanied by the Prospectus.

12.              (a)  Any Underwriter may terminate its obligations under this Agreement by notice to the Company at any time at or prior to the Time of Delivery if the sale of the Publicly Offered Certificates provided for herein is not consummated because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement.

(b)               The obligations of the Underwriters to purchase the Publicly Offered Certificates shall be terminable by the Underwriters if at any time on or prior to the Time of Delivery: (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or the Trust Fund which, in the judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Publicly Offered Certificates; (ii) any downgrading in the rating of any of the Publicly Offered Certificates by any “nationally recognized statistical rating organization” (as defined under the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any of the Publicly Offered Certificates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Underwriters, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Publicly Offered Certificates, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any over-the-counter market, or any setting of minimum prices for trading on such exchange or market, or any suspension of trading of any Publicly Offered Certificates on any relevant exchange or in the over-the-counter market; (v) any general moratorium on commercial banking activities declared by any Federal or New York State authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of any payment for the Publicly Offered Certificates.

(c)               If any Underwriter terminates its obligations under this Agreement in accordance with Section 12(a) of this Agreement, the Company shall reimburse such Underwriter for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by such Underwriter in connection with the proposed purchase and sale of the Publicly Offered Certificates.

13.              All statements, requests, notices and agreements hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) in the case of the Company, addressed to BMO Commercial Mortgage Securities LLC, c/o BMO Capital Markets Corp., 151 West 42nd Street, New York, New York 10036, Attention: Paul Vanderslice, Michael Birajiclian and David Schell, Email: Paul.Vanderslice@bmo.com, Michael.Birajiclian@bmo.com and David.Schell@bmo.com, with a copy to BMO Commercial Mortgage Securities LLC, c/o BMO Capital Markets Corp., 151 West 42nd Street, New York, New York 10036, Attention: Legal Department, Email: BMOCMBSNotices@bmo.com; (ii) in the case of BMO Capital, addressed to BMO Capital Markets Corp., 151 West 42nd Street, New York, New York 10036, Attention: Michael Birajiclian and David Schell, Email: Michael.Birajiclian@bmo.com and David.Schell@bmo.com, with a copy to BMO Capital Markets Corp., 151 West 42nd Street, New York, New York 10036, Attention: Legal Department, Email: BMOCMBSNotices@bmo.com; (iii) in the case of CGMI, addressed to (A) Citigroup Global Markets Inc., 390 Greenwich Street, 5th Floor, New York, New York 10013, Attention: Raul Orozco, fax number: (347) 394-0898, (B) Citigroup Global Markets Inc., 388 Greenwich Street, 6th Floor, New York, New York 10013, Attention: Richard Simpson, fax number: (646) 328-2943, and (C) Citigroup Global Markets Inc., 388 Greenwich Street, 17th Floor, New York, New York 10013, Attention: Ryan M. O’Connor,

fax number: (646) 862-8988, and with electronic copies emailed to Richard Simpson at richard.simpson@citi.com and to Ryan M. O’Connor at ryan.m.oconnor@citi.com; (iv) in the case of DBSI, addressed to Deutsche Bank Securities Inc., One Columbus Circle, New York, New York 10019, Attention: Lainie Kaye, with a copy by electronic mail to lainie.kaye@db.com, to cmbs.requests@db.com and to dbcmbsnotices@hlc.com; (v) in the case of JPMS, addressed to J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017, Attention: SPG Syndicate, email: ABS_Synd@jpmorgan.com, with a copy to J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017, Attention: SPG Legal, email: US_CMBS_Notice@jpmorgan.com; (vi) in the case of KeyBanc Capital, addressed to KeyBanc Capital Markets Inc., 1301 Avenue of the Americas, 36th Floor, New York, New York 10017, Attention: Gary Andrews, facsimile number: (216) 689-0976; (vii) in the case of Nomura Securities, addressed to Nomura Securities International, Inc., Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316, Attention: CMBS Notices, Email: cmbsnotices@nomura.com and nomuracmbsnotices@sidley.com, with a copy to: Nomura Securities International, Inc., Worldwide Plaza, 309 West 49th Street, New York, New York 10019, Attention: Operations, Email: wholeloanmosupport@nomura.com and michael.rogozinski@nomura.com; (viii) in the case of SGAS, addressed to SG Americas Securities, LLC, 245 Park Avenue, New York, New York 10167, Attention: Jim Barnard, with a copy by electronic mail to Jim.Barnard@sgcib.com and US-Glba-Abp-Cmbs-Notices@sgcib.com; (ix) in the case of UBS Securities, addressed to UBS Securities LLC, 11 Madison Avenue, New York, New York 10010, Attention: Naja Armstrong, with a copy by electronic mail to naja.armstrong@ubs.com (with a copy to UBS Business Solutions LLC, 11 Madison Avenue, New York, New York 10010, Attention: Chad Eisenberger, Executive Director and Counsel); (x) in the case of Wells Fargo Securities, addressed to Wells Fargo Securities, LLC, 30 Hudson Yards, New York, New York 10001, Attention: Bradley J. Horn, email: cmbsnotices@wellsfargo.com, with a copy to: Wells Fargo Legal Department, D1050-265, 401 South Tryon Street, 26th Floor, Charlotte, North Carolina 28202, Attention: Bryan Riddle, Esq.; (xi) in the case of Academy, addressed to Academy Securities, Inc., 622 Third Avenue 12th Floor, New York, New York 10017, Attention: Michael Boyd, email: cmbs@academysecurities.com; (xii) in the case of Bancroft, addressed to Bancroft Capital, LLC, 501 Office Center Drive, Suite 130, Fort Washington, Pennsylvania 19034, Attention: Steve Ivcic, fax number: (484) 373-4748; (xiii) in the case of Drexel, addressed to Drexel Hamilton, LLC, 110 East 42nd Street, New York, New York 10017, Attention: Alex Kim, Managing Partner, Head of Securitized Products, fax number: (646) 412-1500; (xiv) in the case of Mischler, addressed to Mischler Financial Group, Inc., 19800 MacArthur Blvd, Suite 600, Irvine, California 92612, Attention: Tim Jenkins, fax number: (949) 720-0645, Email: ops@mischlerfinancial.com; (xv) in the case of Natixis, addressed to Natixis Securities Americas LLC, 1251 Avenue of the Americas, New York, New York 10020, Attention: Office of General Counsel, with a copy also by electronic mail to CMBSnotices@natixis.com; and (xvi) in the case of any such party, to such other address and/or fax number as may be provided by such party to the other parties hereto.

14.              This Agreement shall be binding upon, and inure solely to the benefit of the Underwriters, the Company and, to the extent provided in Section 6 and Section 8 of this Agreement, the respective affiliates, officers and directors of the Company and the Underwriters and each person who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Publicly Offered

Certificates from any Underwriter shall be deemed a successor or assign merely by reason of such purchase.

15.               Time shall be of the essence for purposes of this Agreement.

16.              THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

17.              THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.              This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement (and, to the extent permitted under applicable law, each officer’s certificate, receipt or similar closing document delivered in connection with the closing of this transaction) in Portable Document Format (PDF), Tagged Image File Format (TIF or TIFF), .JPG or .JPEG file format, or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

19.              Each of the parties hereto agrees that the transaction consisting of this Agreement (and, to the extent permitted under applicable law, each officer’s certificate, receipt or similar closing document delivered in connection with the closing of this transaction) may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Agreement (or, if applicable, such closing document) using an electronic signature, it is signing, adopting, and accepting this Agreement or such closing document and that signing this Agreement or such closing document using an electronic signature is the legal equivalent of having placed its handwritten signature on this Agreement or such closing document on paper. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

20.              The Company and each Underwriter are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitations of any kind.

21.              This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought.

22.              EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

23.              (a)  In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a state of the United States.

(b)               In the event a Covered Party or any BHC Act Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights with respect to this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)               Notwithstanding anything to the contrary in this Agreement or any other agreement, the parties hereto expressly acknowledge and agree that:

(i)                              None of the Underwriters shall be permitted to exercise any Default Right with respect to this Agreement or any Covered Affiliate Credit Enhancement that is related, directly or indirectly, to a BHC Act Affiliate of the Company becoming subject to an Insolvency Proceeding, except as permitted under the provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable; and

(ii)                           Nothing in this Agreement shall prohibit the transfer of any Covered Affiliate Credit Enhancement, any interest or obligation in or under such Covered Affiliate Credit Enhancement, or any property securing such Covered Affiliate Credit Enhancement to a Transferee upon or following a BHC Act Affiliate of the Company becoming subject to an Insolvency Proceeding, unless the transfer would result in any Underwriter being the beneficiary of such Covered Affiliate Credit Enhancement in violation of any law applicable to such Underwriter.

(d)               After a BHC Act Affiliate of the Company has become subject to an Insolvency Proceeding, if an Underwriter seeks to exercise any Default Right with respect to this Agreement or any Covered Affiliate Credit Enhancement, such Underwriter shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder or thereunder.

(e)               The requirements of Sections 23(a) and 23(b) of this Agreement apply notwithstanding Section 23(c) of this Agreement.

(f)                Definitions. For the purposes of this Section 23, the following definitions apply:

(i)                              “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(ii)                            “Covered Affiliate Credit Enhancement” means any Credit Enhancement provided by a BHC Act Affiliate of the Company to any one or more Underwriters.

(iii)                        “Covered Affiliate Support Provider” means a BHC Act Affiliate of the Company that is an obligor on any Covered Affiliate Credit Enhancement, provided that it is not a Transferee.

(iv)                       “Covered Party” means any party to this Agreement that is one of the following:

(A)             a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(B)              a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. § 47.3(b); or

(C)              a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(v)                        “Credit Enhancement” means, with respect to this Agreement, any credit enhancement or other credit support arrangement in support of the obligations of the Company hereunder or with respect hereto, including any guarantee, collateral arrangement (including any pledge, charge, mortgage or other security interest in collateral or title transfer arrangement), trust or similar arrangement, letter of credit, transfer of margin, reimbursement obligation or any similar arrangement.

(vi)                       “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. § 252.81, 12 C.F.R. § 47.2 or 12 C.F.R. § 382.1, as applicable.

(vii)                    “Insolvency Proceeding” means a receivership, insolvency, liquidation, resolution, or similar proceeding.

(viii)                  “Transferee” means, in respect of a Covered Affiliate Credit Enhancement, a person to whom such Credit Enhancement is transferred upon the Covered Affiliate Support Provider entering an Insolvency Proceeding or thereafter as part of the resolution, restructuring, or reorganization involving the Covered Affiliate Support Provider.

(ix)                         “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[SIGNATURE PAGES FOLLOW]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and each of the Underwriters.

Very truly yours,

BMO COMMERCIAL MORTGAGE
SECURITIES LLC

By:	/s/ David Schell
Name: David Schell
Title: Authorized Signatory

BMO 2026-C15 – Underwriting Agreement

Accepted as of the date hereof:

BMO CAPITAL MARKETS CORP.,
as Underwriter

By:	/s/ David Schell
Name: David Schell
Title: Managing Director

BMO 2026-C15 – Underwriting Agreement

CITIGROUP GLOBAL MARKETS INC.,
as Underwriter

By:	/s/ Richard Simpson
Name: Richard Simpson
Title: Authorized Signatory

BMO 2026-C15 – Underwriting Agreement

DEUTSCHE BANK SECURITIES INC.,
as Underwriter

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Chris Jones
Name: Chris Jones
Title: Managing Director

BMO 2026-C15 – Underwriting Agreement

J.P. MORGAN SECURITIES LLC,
as Underwriter

By:	/s/ Randy Goldstein
Name: Randy Goldstein
Title: Executive Director

BMO 2026-C15 – Underwriting Agreement

keybanc capital markets inc.,
as Underwriter

By:	/s/ Warren Geiger
Name: Warren Geiger
Title: Managing Director

BMO 2026-C15 – Underwriting Agreement

NOMURA SECURITIES INTERNATIONAL, INC.,
as Underwriter

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Managing Director

BMO 2026-C15 – Underwriting Agreement

SG AMERICAS SECURITIES, LLC,
as Underwriter

By:	/s/ Jim Barnard
Name: Jim Barnard
Title: Director

BMO 2026-C15 – Underwriting Agreement

UBS SECURITIES LLC,
as Underwriter

By:	/s/ Racquel Small
Name: Racquel Small
Title: Executive Director

By:	/s/ Michael Zoccoli
Name: Michael Zoccoli
Title: Executive Director

BMO 2026-C15 – Underwriting Agreement

WELLS FARGO SECURITIES, LLC,
as Underwriter

By:	/s/ Daniel Thomas
Name: Daniel Thomas
Title: Vice President

BMO 2026-C15 – Underwriting Agreement

ACADEMY SECURITIES, INC.,
as Underwriter

By:	/s/ Michael Boyd
Name: Michael Boyd
Title: Chief Compliance Officer

BMO 2026-C15 – Underwriting Agreement

BANCROFT CAPITAL, LLC,
as Underwriter

By:	/s/ Steven M. Ivcic
Name: Steven M. Ivcic
Title: MD

BMO 2026-C15 – Underwriting Agreement

DREXEL HAMILTON, LLC,
as Underwriter

By:	/s/ Sunny Wong
Name: Sunny Wong
Title: VP of Securitized Products

BMO 2026-C15 – Underwriting Agreement

MISCHLER FINANCIAL GROUP, INC.,
as Underwriter

By:	/s/ Doyle L. Holmes
Name: Doyle L. Holmes
Title: President

BMO 2026-C15 – Underwriting Agreement

NATIXIS SECURITIES AMERICAS LLC,
as Underwriter

By:	/s/ Charles Y Lee
Name: Charles Y Lee
Title: Managing Director

By:	/s/ William Han
Name: William Han
Title: Executive Director

BMO 2026-C15 – Underwriting Agreement

SCHEDULE I

Class of Certificates	Approximate Initial Certificate Balance (or Notional Amount)	Approximate Initial Pass-Through Rate
Class A-1	$17,087,000	4.9255%
Class A-4	$145,000,000	5.5200%
Class A-5	$320,945,000	5.8181%
Class A-SB	$22,955,000	5.7786%
Class X-A	$505,987,000(1)	0.9671%
Class X-B	$144,568,000(1)	0.5727%
Class A-S	$86,741,000	5.9908%
Class B	$33,431,000	6.1710%
Class C	$24,396,000	6.3620%

(1) Notional Amount.

Sch. I-1

SCHEDULE II

Purchase Price

Class of Certificates	Price[1]	BMO Capital	KeyBanc Capital	DBSI	Nomura Securities	Wells Fargo Securities	SGAS	CGMI	JPMS	UBS Securities	Academy	Bancroft	Drexel	Mischler	Natixis
Class A-1	99.99989%	$17,087,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Class A-4	100.99987%	$145,000,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Class A-5	102.99992%	$312,445,000	$0	$0	$0	$5,500,000	$0	$0	$0	$0	$0	$1,000,000	$1,000,000	$1,000,000	$0
Class A-SB	102.99945%	$22,955,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Class X-A	5.78891%	$505,987,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Class X-B	3.32764%	$144,568,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Class A-S	102.99942%	$86,741,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Class B	102.99925%	$33,431,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Class C	99.99998%	$24,396,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

[1]	The purchase price for each class of the Publicly Offered Certificates shown is net of accrued interest. With respect to each class of Publicly Offered Certificates, the purchase price to be paid will include accrued interest at the initial Pass-Through Rate thereon on the aggregate principal balance or notional amount, as applicable, thereof to be purchased from August 1, 2026 to but excluding the Closing Date.

Sch. II-1

ANNEX A

(Cover page(s) of additional Free Writing Prospectus(es))

Annex A-1

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-280224-16

From:	Spgsyndicate BMO Capital Markets (BMO CAPITAL MARKETS) <[REDACTED]>
Sent:	Monday, 10 August 2026 10:04:30
Cc:	[REDACTED]
Subject:	BMO 2026-C15 -- New Issue Announcement (Public)(ext)

BMO 2026-C15 -- New Issue Announcement (Public)(ext)

$650.555mm Offered Conduit CMBS

Co-Lead Managers & Joint Bookrunners:	BMO Capital Markets Corp., KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc., Nomura Securities International, Inc., Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC
Co-Managers:	Academy Securities, Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Mischler Financial Group, Inc. and Natixis Securities Americas LLC
Rating Agencies:	[REDACTED]
Offering Type:	SEC-Registered

Offered Certificates-Public

Class	[REDACTED]	Available Size($mm)	WAL(yr)	Credit Support	NOI DY	LTV
A-1	[REDACTED]	17.087	2.73	30.000%	25.9%	34.4%
A-4	[REDACTED]	*See	Below*	30.000%	25.9%	34.4%
A-5	[REDACTED]	*See	Below*	30.000%	25.9%	34.4%
A-SB	[REDACTED]	22.955	7.13	30.000%	25.9%	34.4%
A-S	[REDACTED]	86.741	9.96	18.000%	22.1%	40.3%
B	[REDACTED]	33.431	9.96	13.375%	20.9%	42.6%
C	[REDACTED]	24.396	9.96	10.000%	20.1%	44.3%

*Sizes and WALs subject to change as detailed in the Term Sheet. Range of possible available sizes below:

Class	Expected Range of Available Size	Expected Range of WAL (yr)
A-4	$0 – $200.000mm	N/A – 9.62
A-5	$265.945mm – $465.945mm	9.89 – 9.77

Transaction Summary

Pool Balance:	$722,839,427
Number of Loans:	51
Number of Properties:	95
WA Mortgage Rate:	6.47898%
WA UW NCF DSCR:	2.46x
WA Cut-Off LTV:	49.2%
WA UW NOI Debt Yield:	18.1%
10 Largest Loans as % IPB:	53.8%
WA Rem. Term to Maturity:	119

Loan Sellers:	KeyBank (15.1%), BMO (14.3%), Natixis (12.3%), NCB (10.1%), GACC (9.0%), NWL (8.7%), WFB (6.5%), SGFC (6.3%), CREFI (6.0%), UBS AG (5.2%), JPMCB (4.2%), SMC (2.5%)

Top 5 Property Types:	Retail (32.3%), Self Storage (21.4%), Industrial (15.0%), Multifamily (13.3%), Office (11.7%)

Top 5 States:	NY (23.7%), NJ (10.9%), AZ (10.5%), FL (10.5%), CA (10.4%)

U.S. Risk Retention:	HRR
E.U. Risk Retention:	The transaction is not structured to satisfy the EU risk retention and due diligence requirements.

Master Servicer:	KeyBank National Association, with respect to all mortgage loans other than the mortgage loans being contributed to the issuing entity by National Cooperative Bank, N.A. (the “NCB Mortgage Loans”), and National Cooperative Bank, N.A., with respect to the NCB Mortgage Loans
Special Servicer:	Rialto Capital Advisors, LLC, with respect to all mortgage loans other than the NCB Mortgage Loans, and National Cooperative Bank, N.A., with respect to the NCB Mortgage Loans
Trustee:	Wilmington Savings Fund Society, FSB
Certificate Administrator:	Citibank, N.A.
Operating Advisor/Asset Representations Reviewer:	Park Bridge Lender Services LLC
Directing Holder/Controlling Class Representative:	RREF V - D AIV RR H, LLC

Offering Materials

Preliminary Prospectus
Attached

Structural and Collateral Term Sheet
Attached

Annex A
Attached

Anticipated Timing

Anticipated Pricing:	Week of August 10, 2026
Anticipated Settlement:	August 31, 2026

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-280224) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or any underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-200-0266.

THESE MATERIALS ARE BEING PROVIDED TO YOU FOR INFORMATIVE PURPOSES ONLY IN RESPONSE TO YOUR SPECIFIC REQUEST. THE UNDERWRITERS DESCRIBED IN THESE MATERIALS MAY FROM TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR, OR SOLICIT INVESTMENT BANKING BUSINESS FROM, ANY COMPANY NAMED IN THESE MATERIALS. THE UNDERWRITERS AND/OR THEIR AFFILIATES OR RESPECTIVE EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY SECURITY OR CONTRACT DISCUSSED IN THESE MATERIALS. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO ANY PROSPECTIVE INVESTOR AND WILL BE SUPERSEDED BY INFORMATION DELIVERED TO SUCH PROSPECTIVE INVESTOR PRIOR TO THE TIME OF SALE.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

This email is being sent to you for your use only, and should not be forwarded to anyone else without the express permission of BMO Capital Markets or any affiliates thereof. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

BMO Capital Markets is a trade name used by BMO Financial Group for the wholesale banking businesses of Bank of Montreal, BMO Harris Bank N.A. (member FDIC), Bank of Montreal Europe p.l.c, and Bank of Montreal (China) Co. Ltd, the institutional broker dealer business of BMO Capital Markets Corp. (Member FINRA and SIPC) and the agency broker dealer business of Clearpool Execution Services, LLC (Member FINRA and SIPC) in the U.S., and the institutional broker dealer businesses of BMO Nesbitt Burns Inc. (Member Investment Industry Regulatory Organization of Canada and Member Canadian Investor Protection Fund) in Canada and Asia, Bank of Montreal Europe p.l.c. (authorized and regulated by the Central Bank of Ireland) in Europe and BMO Capital Markets Limited (authorized and regulated by the Financial Conduct Authority) in the UK and Australia.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-280224-16

From: Spgsyndicate BMO Capital Markets (BMO CAPITAL MARKETS) <REDACTED>
Sent: Friday, 14 August 2026 11:18:32
Subject: BMO 2026-C15 -- Pricing Details (Public)(ext)

BMO 2026-C15 -- Pricing Details (Public)(ext)

$650.555mm Offered Conduit CMBS

Co-Lead Managers & Joint Bookrunners: BMO Capital Markets Corp., KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc., Nomura Securities International, Inc., Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC

Co-Managers: Academy Securities, Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Mischler Financial Group, Inc. and Natixis Securities Americas LLC

Rating Agencies: [REDACTED]

Offering Type: SEC-Registered

Offered Certificates-Public

Class	[REDACTED]	Available Size($mm)	WAL(yr)	Credit Support	NOI DY	LTV	Spd	Yld(%)	Cpn(%)	$Px
A-1	[REDACTED]	17.087	2.73	30.000%	25.9%	34.4%	J+70	4.89271	4.92550	99.99989
A-4	[REDACTED]	145.000	9.55	30.000%	25.9%	34.4%	J+78	5.41528	5.52000	100.99987
A-5	[REDACTED]	320.945	9.87	30.000%	25.9%	34.4%	J+80	5.45470	5.81810	102.99992
A-SB	[REDACTED]	22.955	7.13	30.000%	25.9%	34.4%	J+80	5.28843	5.77860	102.99945
A-S	[REDACTED]	86.741	9.96	18.000%	22.1%	40.3%	J+97	5.62997	5.99080	102.99942
B	[REDACTED]	33.431	9.96	13.375%	20.9%	42.6%	J+115	5.80997	6.17100	102.99925
C	[REDACTED]	24.396	9.96	10.000%	20.1%	44.3%	J+175	6.40997	6.36200	99.99998

Anticipated Timing

Anticipated Settlement: August 31, 2026

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-280224) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or any underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-200-0266.

THESE MATERIALS ARE BEING PROVIDED TO YOU FOR INFORMATIVE PURPOSES ONLY IN RESPONSE TO YOUR SPECIFIC REQUEST. THE UNDERWRITERS DESCRIBED IN THESE MATERIALS MAY FROM TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR, OR SOLICIT INVESTMENT BANKING BUSINESS FROM, ANY COMPANY NAMED IN THESE MATERIALS. THE UNDERWRITERS AND/OR THEIR AFFILIATES OR RESPECTIVE EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY SECURITY OR CONTRACT DISCUSSED IN THESE MATERIALS. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO ANY PROSPECTIVE INVESTOR AND WILL BE SUPERSEDED BY INFORMATION DELIVERED TO SUCH PROSPECTIVE INVESTOR PRIOR TO THE TIME OF SALE.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

This email is being sent to you for your use only, and should not be forwarded to anyone else without the express permission of BMO Capital Markets or any affiliates thereof. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

BMO Capital Markets is a trade name used by BMO Financial Group for the wholesale banking businesses of Bank of Montreal, BMO Harris Bank N.A. (member FDIC), Bank of Montreal Europe p.l.c, and Bank of Montreal (China) Co. Ltd, the institutional broker dealer business of BMO Capital Markets Corp. (Member FINRA and SIPC) and the agency broker dealer business of Clearpool Execution Services, LLC (Member FINRA and SIPC) in the U.S., and the institutional broker dealer businesses of BMO Nesbitt Burns Inc. (Member Investment Industry Regulatory Organization of Canada and Member Canadian Investor Protection Fund) in Canada and Asia, Bank of Montreal Europe p.l.c. (authorized and regulated by the Central Bank of Ireland) in Europe and BMO Capital Markets Limited (authorized and regulated by the Financial Conduct Authority) in the UK and Australia.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-280224-16

From:	Spgsyndicate BMO Capital Markets (BMO CAPITAL MARKETS) <[REDACTED]>
Sent:	Friday, 14 August 2026 15:09:31
Subject:	BMO 2026-C15 -- X-A Pricing Details (Public)(ext)

BMO 2026-C15 -- X-A Pricing Details (Public)(ext)
$650.555mm Offered Conduit CMBS

Co-Lead Managers & Joint Bookrunners:
BMO Capital Markets Corp., KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc., Nomura Securities International, Inc., Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC
Co-Managers:	Academy Securities, Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Mischler Financial Group, Inc. and Natixis Securities Americas LLC
Rating Agencies:	[REDACTED]
Offering Type:	SEC-Registered

Offered Certificates-Public

Class	[REDACTED]	Available Size($mm)	Approx. Proceeds($mm)	Spd	Yld(%)	Cpn(%)	$Px
X-A	[REDACTED]	505.987	~29.29	J+120	5.83513	0.9671	5.78891

Pricing Assumption:	100CPY to Call

Anticipated Timing

Anticipated Settlement :	August 31, 2026

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-280224) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or any underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-200-0266.

THESE MATERIALS ARE BEING PROVIDED TO YOU FOR INFORMATIVE PURPOSES ONLY IN RESPONSE TO YOUR SPECIFIC REQUEST. THE UNDERWRITERS DESCRIBED IN THESE MATERIALS MAY FROM TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR, OR SOLICIT INVESTMENT BANKING BUSINESS FROM, ANY COMPANY NAMED IN THESE MATERIALS. THE UNDERWRITERS AND/OR THEIR AFFILIATES OR RESPECTIVE EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY SECURITY OR CONTRACT DISCUSSED IN THESE MATERIALS. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO ANY PROSPECTIVE INVESTOR AND WILL BE SUPERSEDED BY INFORMATION DELIVERED TO SUCH PROSPECTIVE INVESTOR PRIOR TO THE TIME OF SALE.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

This email is being sent to you for your use only, and should not be forwarded to anyone else without the express permission of BMO Capital Markets or any affiliates thereof. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

BMO Capital Markets is a trade name used by BMO Financial Group for the wholesale banking businesses of Bank of Montreal, BMO Harris Bank N.A. (member FDIC), Bank of Montreal Europe p.l.c, and Bank of Montreal (China) Co. Ltd, the institutional broker dealer business of BMO Capital Markets Corp. (Member FINRA and SIPC) and the agency broker dealer business of Clearpool Execution Services, LLC (Member FINRA and SIPC) in the U.S., and the institutional broker dealer businesses of BMO Nesbitt Burns Inc. (Member Investment Industry Regulatory Organization of Canada and Member Canadian Investor Protection Fund) in Canada and Asia, Bank of Montreal Europe p.l.c. (authorized and regulated by the Central Bank of Ireland) in Europe and BMO Capital Markets Limited (authorized and regulated by the Financial Conduct Authority) in the UK and Australia.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-280224-16

From:	Spgsyndicate BMO Capital Markets (BMO CAPITAL MARKETS) <[REDACTED]>
Sent:	Friday, 14 August 2026 16:22:19
To:	[REDACTED]
Subject:	**Select Accounts Only** BMO 2026-C15 -- X-B Pricing Details (Public)(ext)

**Select Accounts Only** BMO 2026-C15 -- X-B Pricing Details (Public)(ext)

$650.555mm Offered Conduit CMBS

Co-Lead Managers & Joint Bookrunners:	BMO Capital Markets Corp., KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc., Nomura Securities International, Inc., Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC
Co-Managers:	Academy Securities, Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Mischler Financial Group, Inc. and Natixis Securities Americas LLC
Rating Agencies:	[REDACTED]
Offering Type:	SEC-Registered

Offered Certificates-Public

Class	[REDACTED]	Available Size ($mm)	Approx. Proceeds ($mm)	Spd	Yld(%)	Cpn(%)	$Px
X-B	[REDACTED]	144.568	~4.81	J+104	5.70329	0.5727	3.32764

Pricing Assumption: 100CPY to Call

Anticipated Timing

Anticipated Settlement: August 31, 2026

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-280224) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or any underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-200-0266.

THESE MATERIALS ARE BEING PROVIDED TO YOU FOR INFORMATIVE PURPOSES ONLY IN RESPONSE TO YOUR SPECIFIC REQUEST. THE UNDERWRITERS DESCRIBED IN THESE MATERIALS MAY FROM TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR, OR SOLICIT INVESTMENT BANKING BUSINESS FROM, ANY COMPANY NAMED IN THESE MATERIALS. THE UNDERWRITERS AND/OR THEIR AFFILIATES OR RESPECTIVE EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY SECURITY OR CONTRACT DISCUSSED IN THESE MATERIALS. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO ANY PROSPECTIVE INVESTOR AND WILL BE SUPERSEDED BY INFORMATION DELIVERED TO SUCH PROSPECTIVE INVESTOR PRIOR TO THE TIME OF SALE.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

This email is being sent to you for your use only, and should not be forwarded to anyone else without the express permission of BMO Capital Markets or any affiliates thereof. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

BMO Capital Markets is a trade name used by BMO Financial Group for the wholesale banking businesses of Bank of Montreal, BMO Harris Bank N.A. (member FDIC), Bank of Montreal Europe p.l.c, and Bank of Montreal (China) Co. Ltd, the institutional broker dealer business of BMO Capital Markets Corp. (Member FINRA and SIPC) and the agency broker dealer business of Clearpool Execution Services, LLC (Member FINRA and SIPC) in the U.S., and the institutional broker dealer businesses of BMO Nesbitt Burns Inc. (Member Investment Industry Regulatory Organization of Canada and Member Canadian Investor Protection Fund) in Canada and Asia, Bank of Montreal Europe p.l.c. (authorized and regulated by the Central Bank of Ireland) in Europe and BMO Capital Markets Limited (authorized and regulated by the Financial Conduct Authority) in the UK and Australia.